Exhibit 99.1

Hertz Global Holdings Announces Proposed Private Offering of $1.1 Billion Of Senior Secured Second Priority Notes by Herc Spinoff Escrow Issuers
ESTERO, Fla., May 24, 2016 /PRNewswire/ -- Hertz Global Holdings, Inc. (NYSE: HTZ) (“Hertz Global” or the “Company”) today announced that its wholly owned subsidiary Hertz Equipment Rental Corporation (“HERC”) has formed two new wholly owned subsidiaries, Herc Spinoff Escrow Issuer, LLC and Herc Spinoff Escrow Issuer, Corp. (collectively, the “Escrow Issuers”). These new subsidiaries were formed with the intention of offering $1.1 billion aggregate principal amount of senior secured second priority notes due 2022 (the “2022 Notes”) and senior secured second priority notes due 2024 (the “2024 Notes” and, together with the 2022 Notes, the “Notes”) in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions. Each series of Notes will pay interest semi-annually in arrears. The final terms of each series of Notes will be determined at the time of pricing of the Notes.
Concurrently with the closing of the offering, the gross proceeds (plus an amount related to interest that would accrue on the Notes through a specified date) will be deposited into an escrow account. Following the release of proceeds from escrow upon satisfaction of the escrow conditions, the net proceeds are intended to be used to (i) finance the proposed separation of the Company’s global equipment rental business (the “Spin-Off”) and (ii) pay fees and other transaction expenses in connection with the Spin-Off transactions.
Upon release of the proceeds of the offering from escrow upon satisfaction of the escrow conditions, HERC will assume the Escrow Issuers’ obligations under each series of Notes and, in connection with the consummation of the Spin-Off, each series of Notes is expected to be guaranteed on a senior secured second priority basis by the domestic subsidiaries of HERC that guarantee HERC’s new asset based revolving credit facility.
If the escrow conditions are not satisfied on or prior to June 30, 2016 (subject to extension by the Escrow Issuers to no later than December 31, 2016, pursuant to the terms of the escrow agreement to be entered into upon closing of the offering), or upon the occurrence of certain other events, the Escrow Issuers will be required to redeem each series of Notes in full at a price equal to 100% of the applicable initial issue price of such Notes, plus accrued and unpaid interest from the date of issuance of such Notes up to, but excluding, the payment date of such mandatory redemption.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes (and the guarantees of the Notes) or any other securities, nor will there be any sale of the Notes (or any guarantees of the Notes) or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The Notes (and the guarantees of the Notes) will be offered and sold in reliance on an exemption from the registration requirements provided by Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to investors outside the United States pursuant to Regulation S under the Securities Act.  None of the Notes and such guarantees have been registered under the Securities Act or the securities laws of any state or other jurisdiction, and the Notes (and such guarantees) may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and the securities laws of any applicable state or other jurisdiction.
About Hertz Equipment Rental Corporation

Founded in 1965, HERC, which plans to be known as Herc Rentals Inc. following its separation from Hertz Global, is one of the leading equipment rental suppliers in North America with approximately 280 company-operated branches, of which approximately 270 are in the United States and Canada.
Cautionary Note Concerning Forward Looking Statements
Certain statements contained in this release include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “ plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports we file with the SEC.
Among other items, such factors could include: the effect of the debt markets on the offering; the Company’s ability to satisfy the closing conditions to the offering; any claims, investigations or proceedings arising as a result of the restatement of our previously issued financial results; our ability to remediate the material weaknesses in our internal controls over financial reporting; the effect of our proposed separation of HERC and ability to obtain the expected benefits of any related transaction; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets on rental volume and pricing, including on our pricing policies or use of incentives; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; occurrences that disrupt rental activity during our peak periods; our ability to achieve and maintain cost savings and efficiencies and realize opportunities to increase productivity and profitability; our ability to accurately estimate future levels of rental activity and adjust the size and mix of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; our ability to realize the operational efficiencies of the acquisition of Dollar Thrifty Automotive Group, Inc.; our ability to maintain access to third-party distribution channels, including current or favorable prices, commission structures and transaction volumes; an increase in our fleet costs or disruption to our rental activity, particularly during our peak periods, due to safety recalls by the manufacturers of our vehicles and equipment; changes to our senior management team; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment, which could impact their ability to perform under agreements with us and/or their willingness or ability to make cars available to us or the rental car industry on commercially reasonable terms; any impact on us from the actions of our franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate acquisitions and complete dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation and investigations; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our Senior Credit Facilities, our outstanding unsecured Senior

Notes and certain asset-backed and asset-based arrangements; our ability to successfully outsource a significant portion of our information technology services or other activities; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; the effect of tangible and intangible asset impairment charges; our exposure to uninsured claims in excess of historical levels; fluctuations in interest rates and commodity prices; and our exposure to fluctuations in foreign exchange rates.  Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the Form 10 registration statement filed by Hertz Rental Car Holding Company, Inc.
You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
SOURCE Hertz Global Holdings, Inc.
For further information: Investor Relations: Leslie Hunziker, (239) 301-7773, investorrelations@hertz.com; Media: Hertz Media Relations, (844) 845-2180 (toll free), mediarelations@hertz.com